Subsequent Events	12 Months Ended
Dec. 31, 2017
Disclosure Text Block
Subsequent events

Note 21 Subsequent Events

TDS has re-evaluated internal reporting roles with regard to its HMS business unit and, as a result, will be changing its reportable segments.  Effective January 1, 2018, HMS will be considered a non-reportable segment and will no longer be reported under TDS Telecom.  This change will enable TDS Telecom to continue to successfully execute on the Wireline and Cable segments’ shared strategy to be the preferred service provider in its markets.  Additionally, HMS will be able to leverage TDS’ corporate IT resources, to improve operations and customer service, and better position itself for growth.